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                                                                    EXHIBIT 99.1
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                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA
                             SAN FRANCISCO DIVISION

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In re                                      Case No. 01-32495-TC (Jointly Administered)

AT HOME CORPORATION, ET AL.,               Chapter 11

                       Debtors.            NOTICE OF (1) ENTRY OF ORDER CONFIRMING THE
                                           DEBTORS' JOINT CHAPTER 11 PLAN OF LIQUIDATION DATED
                                           AS OF MAY 1, 2002, AS MODIFIED, AND THE FIRST
                                           AMENDMENT THERETO AND (2) FINAL ADMINISTRATIVE
                                           CLAIMS BAR DATE
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Bankruptcy cases under Chapter 11 of the Bankruptcy Code were filed by the debtors At Home Corporation and its affiliates, MatchLogic, Inc.; Classifieds
2000, Inc.; Excite@Home Work.com Holding Corporation; Join Systems, Inc.;
Narrative Communications Corporation; iMall, Inc.; Netbot, Inc.; The McKinley
Group, Inc.; Kendara, Inc.; Webshots Corporation; Worldprints.com International,
Inc.; iMall Consulting, Inc.; iMall Services, Inc.; R&R Advertising Inc.; Cabot
Richards & Reed; Internet Yellow Pages; Internet Merchandising, Inc.; Pure
Payments, Inc.; Physicomp Corporation; Chautauga Publishing Group LLC; Full
Force Systems, Inc.; Pogo Acquisition Corporation; At Home Holdings Corporation;
MAC Corporation; At Home L.P.; AtHome.net; At Home Network, Inc.; DataInsight,
Inc.; Excite@Home Canada, Inc.; and Excite SARL (as cases 01-32495 through
01-32525, jointly administered under case 01-32495) on September 28, 2001.
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                  PLEASE TAKE NOTICE that on August 15, 2002 (the "CONFIRMATION
DATE"), the United States Bankruptcy Court for the Northern District of
California (the "COURT") entered its Order (the "CONFIRMATION ORDER") Confirming the Joint Chapter 11 Plan of Liquidation dated as of May 1, 2002, as Modified, and the First Amendment thereto (the "PLAN") of At Home Corporation and its affiliated debtor entities (collectively, the "DEBTORS"). The Confirmation Order is available for inspection in the Office of the Clerk, United States Bankruptcy
Court, 235 Pine Street, 23rd Floor, San Francisco, California 94104 (the
"BANKRUPTCY COURT ADDRESS").

                  PLEASE TAKE FURTHER NOTICE that under Article 10 of the Plan, each executory contract and unexpired lease that exists between At Home and any person that was not assumed or rejected before the Confirmation Date with the approval of the Bankruptcy Court, or for which At Home had not filed a motion to assume or reject before the Confirmation Date (and which is not otherwise provided for in the Plan) is deemed rejected pursuant to section 365(a) of the Bankruptcy Code as of the Confirmation Date. Pursuant to the Confirmation Order, any entity alleging entitlement to payment on a claim arising from or relating to the rejection of any executory contract or unexpired lease rejected under the Plan (including claims under 11 U.S.C. ss. 365(d)(3)) (a "REJECTION CLAIM") must submit a proof of claim for such Rejection Claim to At Home Corporation c/o Robert L. Berger & Associates LLC, PMB 1010, 10351 Santa Monica Boulevard, Suite 101A, Los Angeles, California 90025 so that such proof of claim is ACTUALLY RECEIVED NOT LATER THAN SEPTEMBER 16, 2002 AT 4:00 P.M. PACIFIC DAYLIGHT TIME.

                  PLEASE TAKE FURTHER NOTICE that, pursuant to the Confirmation Order, any person alleging entitlement to payment on a Claim for payment of costs or expenses of administration specified in sections 503(b) and 507(a) of the Bankruptcy Code, including, without limitation, (a) any post-petition taxes subject to administrative treatment and (b) fees and charges assessed against the Debtors or their estates pursuant to 28 U.S.C. ss. 1930 (but excluding Fee Claims, for which the bar date is September 30, 2002, as indicated herein) for the period from April 1, 2002 through August 15, 2002 (an "ADMINISTRATIVE CLAIM"), must file with the Court at the Bankruptcy Court Address and serve on the Debtors at the address below a motion requesting payment (an "ADMINISTRATIVE CLAIM REQUEST") so that such Administrative Claim Request is ACTUALLY RECEIVED NOT LATER THAN SEPTEMBER 16, 2002 AT 4:00 P.M. PACIFIC DAYLIGHT TIME (THE "FINAL ADMINISTRATIVE CLAIM BAR DATE"). ONCE FILED, ADMINISTRATIVE CLAIM REQUESTS WILL BE GOVERNED BY THE BANKRUPTCY COURT'S ORDER, ENTERED ON MARCH 14, 2002, ESTABLISHING THE PROCEDURE FOR ADMINISTRATIVE EXPENSE CLAIMS.

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                  PLEASE TAKE FURTHER NOTICE that, pursuant to the Confirmation
Order, any entity alleging entitlement to payment on a claim under sections 330(a), 331, or 503 of the Bankruptcy Code for compensation for professional services rendered and reimbursement of expenses incurred in the Chapter 11 cases (such compensation being a "FEE CLAIM") must file with the Court at the Bankruptcy Court Address and serve on counsel to the Debtors at the address below in accordance with the Bankruptcy Code and the Federal Rules of Bankruptcy Procedure, an application for allowance of such Fee Claim, so that such Fee Claim application is ACTUALLY RECEIVED NOT LATER THAN SEPTEMBER 30, 2002 AT 4:00 P.M. PACIFIC DAYLIGHT TIME.

                  PLEASE TAKE FURTHER NOTICE that Rejection Claims, Administrative Claim Requests and Fee Claims must comply with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, the Bankruptcy Local Rules and all applicable orders on file in these Chapter 11 Cases.

                  PLEASE TAKE FURTHER NOTICE THAT ANY PERSON HOLDING A REJECTION CLAIM, ADMINISTRATIVE CLAIM OR FEE CLAIM WHO FAILS TO TIMELY FILE A MOTION, ADMINISTRATIVE CLAIM REQUEST OR APPLICATION FOR ALLOWANCE IN ACCORDANCE WITH THE CONFIRMATION ORDER SHALL BE BARRED FROM ASSERTING SUCH REJECTION CLAIM, ADMINISTRATIVE CLAIM OR FEE CLAIM AGAINST THE DEBTORS, THE AT HOME LIQUIDATING TRUST, THE BONDHOLDERS' LIQUIDATING TRUST, THE GENERAL UNSECURED CREDITORS' LIQUIDATING TRUST, THE CONTESTED CLAIMS RESERVE OR THEIR SUCCESSORS OR ASSIGNS OR OTHERWISE.

                  PLEASE TAKE FURTHER NOTICE that under the Bankruptcy Code and as used in the Plan and this Notice, the term "CLAIM" has been given the broadest possible definition and includes any right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, priority, or unsecured, against any or all of the Debtors.

                  PLEASE TAKE FURTHER NOTICE that on May 6, 2002, the United States Bankruptcy Court presiding over the above-captioned Chapter 11 Cases established July 8, 2002 (the "FIRST ADMINISTRATIVE BAR DATE") as the last date for filing requests for allowance of Administrative Claims other than Fee Claims incurred through March 31, 2002 against the Debtors. The First Administrative Bar Date applied to all Administrative Claims arising during the period from September 28, 2001 through March 31, 2002 (the "FIRST ADMINISTRATIVE EXPENSE PERIOD") against the Debtors, the Debtors' estates or the Debtors' property, allowable under ss. 503(b) or ss. 507(a)(1) of the Bankruptcy Code, other than Fee Claims. Parties having already filed Administrative Claim Requests for Administrative Claims other than Fee Claims incurred during the First Administrative Expense Period need not, and should not, file a second Administrative Claim Request for these Administrative Claims. Administrative Claim Requests for Administrative Claims incurred during the First Administrative Expense Period but not filed by the First Administrative Bar Date have not been timely filed and therefore may be barred.


ROBERT J. WHITE
SUZZANNE UHLAND
KAREN RINEHART
AUSTIN K. BARRON
O'MELVENY & MYERS LLP
400 South Hope Street
Los Angeles, CA  90071-2899
Telephone: (213) 430-6000
Facsimile: (213) 430-6407
Counsel for the Debtors